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                                                                   EXHIBIT 10.13

                                WARRANT AGREEMENT

This WARRANT AGREEMENT (the "Agreement"), dated as of October 12, 2000, is made between VELOCITYHSI, INC., a Delaware corporation (the "Company"), and BANC OF AMERICA MORTGAGE CAPITAL CORPORATION, a North Carolina corporation (the "Warrant Holder").

      WHEREAS, in consideration of the payment of SEVENTY-FIVE THOUSAND DOLLARS ($75,000), the Company proposes to grant to the Warrant Holder, warrants (the "Warrants") to purchase up to an aggregate of THREE HUNDRED THOUSAND (300,000) shares of the Company's common stock, par value $0.01 ("Common Stock").

      WHEREAS, in connection with the execution of this Agreement and issuance of the Warrants to the Warrant Holder, the parties hereto have entered into that certain Amended and Restated Rights Agreement, dated as of October 12, 2000, with respect to, among other terms and conditions, the registration of the Warrant Shares (as defined below).

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

      SECTION 1. Purchase of Warrants. Concurrently with the execution hereof, the Warrant Holder shall deliver to the Company aggregate consideration of Seventy-Five Thousand Dollars ($75,000) and the Company shall deliver to the Warrant Holder a certificate evidencing the Warrants (the "Warrant Certificate"), in substantially the form attached hereto as Exhibit A (the "Warrant Certificate"). The shares of Common Stock issued or issuable upon exercise of the Warrants are herein called the "Warrant Shares".

      SECTION 2. Warrant Certificates. The Warrant Certificate(s) to be delivered to the Warrant Holder pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto. The Warrant Certificate(s) shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificate(s) may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificate(s), and, for that purpose, the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office.


                               Rider 1 - Page 12
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      IN WITNESS WHEREOF, the parties hereto have caused this WARRANT Agreement to be duly executed as of the day and in the year first above written.

                                    The Company:

                                    VELOCITYHSI, INC.

                                    By:   /s/ Charles P. Wingard
                                          --------------------------------------
                                          Charles P. Wingard
                                          Senior Vice President, Chief
                                          Financial Officer and Secretary


                                    The Warrant Holder:

                                    BANC OF AMERICA MORTGAGE
                                    CAPITAL CORPORATION

                                    By:
                                          --------------------------------------
                                          Name:
                                          Title: An authorized officer

                                    Address:
                                    Bank of America Mortgage Capital Corp.
                                    600 Montgomery Street
                                    21st Floor
                                    San Francisco, California 94111
                                    Attn:  Ms. Carmela Anderson
                                    Facsimile No.:  (415) 913-6839


                               Rider 1 - Page 13
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THE SECURITIES REPRESENTED BY THIS CERTIFICATE (1) HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NONE OF THEM MAY BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND (2) ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF OCTOBER 12, 2000, AS THE SAME MAY FROM TIME TO TIME BE FURTHER AMENDED OR SUPPLEMENTED, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                   EXERCISABLE ON OR BEFORE OCTOBER 12, 2005

No. 3                                                           300,000 Warrants

                              Warrant Certificate

                               VELOCITYHSI, INC.

     This Warrant Certificate (the "Warrant Certificate") certifies that Banc of America Mortgage Capital Corporation, or registered assigns, is the registered holder of Three Hundred Thousand (300,000) Warrants expiring October 12, 2005 (the "Warrants") to purchase Common Stock, par value $0.01 per share (the
      --------
"Common Stock"), of VelocityHSI, Inc. a Delaware corporation (the "Company").
-------------                                                      -------
Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. Los Angeles Time on October 12, 2005 (the "Expiration Date"),
                                                            ---------------
one fully paid and nonassessable share of Common Stock (a "Warrant Share") at
                                                           -------------
the initial exercise price (the "Exercise Price") of $1.20 payable in lawful
                                 --------------
money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement dated as of October 12, 2000 (the "Warrant Agreement"), duly
                                                     -----------------
executed and delivered by the Company referred to herein.

     Notwithstanding the foregoing, Warrants may be exercised without the exchange of funds pursuant to the net exercise provisions of Section 5 of the
                                                             ---------
Warrant Agreement. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement referred to herein.

     No Warrant may be exercised after the Expiration Date, and to the extent not exercised by such time such Warrants shall become void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the Expiration Date entitling the holder on exercise to receive shares of Common Stock, and are issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders

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or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

     Warrants may be exercised at any time on or before the Expiration Date.
The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase attached hereto properly completed and executed, together with payment of the Exercise Price in cash at the office of the Company designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or, upon compliance with the provisions of clause (iv) hereof, the holder's assignee, a new Warrant
              -----------
Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

     The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in an Amended and Restated Rights Agreement, by and between VelocityHSI, Inc. and Banc of America Mortgage Capital Corporation, dated October 12, 2000.

     Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

     Each new Warrant Certificate issued in the manner contemplated by this Warrant Certificate and each certificate representing a Warrant Share or other securities issued upon

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exercise of the Warrants represented by this Warrant Certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (1) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NONE OF THEM MAY BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND (2) ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF OCTOBER 12, 2000, AS THE SAME MAY FROM TIME TO TIME BE FURTHER AMENDED OR SUPPLEMENTED, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its President and by its Secretary.

Dated:  October 12, 2000

                                     VELOCITYHSI, INC.


                                     By:      /s/ Charles P. Wingard
                                        ------------------------------------
                                                Charles P. Wingard
                                           Senior Vice President, Chief
                                          Financial Officer and Secretary

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